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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   FEBRUARY 26, 2001
                                                   -----------------

                               AstroPower, Inc.
                               ----------------
            (Exact name of registrant as specified in its charter)


                DELAWARE                   000-23657          51-0315860
      ---------------------------------    ---------          ----------
       (State or other jurisdiction        (Commission       (IRS Employer
          of incorporation)                 File Number)     Identification No.)

                    SOLAR PARK, NEWARK, DELAWARE 19716-2000
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  302-366-0400
                                                     ------------

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On February 26, 2001, registrant issued a news release announcing unaudited fourth quarter and full year financial information for 2000. A copy of the news release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit 1.  News Release dated February 26, 2001



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   AstroPower, Inc.
                                                   ----------------
                                                     (Registrant)


Date     February 27, 2001                     /s/ Thomas J. Stiner
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                                                   Thomas J. Stiner,
                                              Senior Vice President and
                                               Chief Financial Officer